UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2010

Affirmative Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50795	75-2770432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 SOJOURN DRIVE, SUITE 500 ADDISON TX	75001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 728-6300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 6, 2010, the Registrant announced that, effective as of that date, Gary J. Kusumi, age 63, joined the Registrant in the capacity of Executive Vice President and President of each of the Registrant's five insurance company subsidiaries. Mr. Kusumi's professional background includes his most recent experience as President and CEO of GMAC Insurance's Personal Lines business. In addition, Mr. Kusumi was an Executive Vice President in the Great American Insurance organization, and has over ten years of experience at Progressive Corporation. Mr. Kusumi holds an MBA from Harvard Business School and a Bachelor's from Kettering University.

On April 6, 2010, the Registrant issued a press release regarding the aforementioned appointment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated April 6, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affirmative Insurance Holdings, Inc. (Registrant)
April 6, 2010 (Date)	/s/ JOSEPH G. FISHER Joseph G. Fisher Executive Vice President and General Counsel

Exhibit Index
99.1	Press release dated April 6, 2010